                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement No. 333-47355 on Form S-3 and Registration Nos. 333-10149, 333-10153, 333-10157,
333-11037, 333-11037, 333-13187, 333-56607, 333-67619, and 333-71113 on Form S-8
of the Dial Corporation of our report dated January 29, 1999, appearing in this Annual Report on Form 10-K of The Dial Corporation for the year ended December 31, 1998.

                                          DELOITTE & TOUCHE LLP

Phoenix, Arizona
March 25, 1999